Exhibit 99.2

Supplemental Financial Information

Fourth Quarter 2024

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7-8
Segment operating results
Term Life Insurance segment - financial results, financial analysis, and key statistics	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Corporate & Other Distributed Products segment - financial results	13
Investment portfolio	14-16
Five-year historical key statistics	17

This document may contain forward-looking statements and information. Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2023.

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Preface	PRIMERICA, INC. Financial Supplement

Fourth Quarter 2024

This document is a financial supplement to our fourth quarter 2024 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements for continuing operations and adjusted for three different purposes, as follows:

•Operating adjustments exclude the impact of investment gains/losses, including credit impairments and mark-to-market (MTM) investment adjustments. We exclude investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations. Operating adjustments also exclude the gain recognized for insurance proceeds from a Representation and Warranty insurance policy purchased in connection with the 2021 acquisition of e-TeleQuote Insurance, Inc. and subsidiaries (e-TeleQuote). We exclude this as it represents a non-recurring item that causes incomparability in the Company’s results. Operating adjustments also exclude corporate restructuring and related charges associated with the decision to exit the senior health business. We exclude these charges as they are not useful in evaluating the Company’s ongoing operations. Adjusted net operating income and diluted adjusted operating earnings per share also exclude the tax effect of pre-tax operating adjustments and the valuation allowance recognized for e-TeleQuote's state net operating losses (NOLs). We exclude these items from our non-GAAP financial measures as they represent the tax effect of pre-tax operating adjustments and/or non-recurring items that will cause incomparability between period-over-period results.

•Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets. We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold. Adjusted stockholders' equity also excludes the difference in future policy benefits calculated using the current discount rate and future policy benefits calculated using the locked-in discount rate at contract issuance recognized in accumulated other comprehensive income. We exclude the impact from the difference in the discount rate in measuring adjusted stockholders' equity as it is caused by market movements in interest rates that are not permanent and may not align with the cash flow we will ultimately incur when policy benefits are settled.

•IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO). We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable. Certain variances are noted as ‘nm’ to indicate not meaningful. Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications, primarily related to the presentation of the senior health business’ results of operations as discontinued operations on the Company’s statements of income. However, balance sheet amounts have not been restated for prior periods to separately present the assets and liabilities related to discontinued operations, which primarily included goodwill, other assets and income taxes. These reclassifications had no impact on net income or total stockholders’ equity.

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Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023	Mar 31, 2024	Jun 30, 2024	Sep 30, 2024	Dec 31, 2024
Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$3,246,388	$3,226,056	$3,174,938	$3,432,129	$3,456,543	$3,502,298	$3,629,584	$3,714,983
Securities held to maturity	1,460,000	1,433,520	1,417,460	1,386,980	1,376,400	1,353,370	1,330,430	1,303,880
Total investments and cash	4,706,388	4,659,576	4,592,398	4,819,109	4,832,943	4,855,668	4,960,014	5,018,863
Reinsurance recoverables	3,217,354	3,084,520	2,954,245	3,015,777	2,920,417	2,833,055	2,873,528	2,744,165
Deferred policy acquisition costs	3,250,753	3,319,844	3,374,627	3,447,234	3,503,940	3,566,126	3,636,964	3,680,430
Goodwill	127,707	127,707	127,707	127,707	127,707	—	—	—
Other assets	1,191,286	1,201,266	1,200,647	1,222,064	1,189,436	1,056,890	943,524	929,277
Separate account assets	2,329,968	2,358,823	2,183,435	2,395,842	2,334,911	2,253,966	2,401,137	2,209,287
Total assets	$14,823,457	$14,751,736	$14,433,059	$15,027,732	$14,909,354	$14,565,704	$14,815,167	$14,582,022

Liabilities:
Future policy benefits	$6,561,624	$6,491,564	$6,045,151	$6,742,025	$6,548,050	$6,436,332	$6,919,418	$6,503,064
Other policy liabilities	996,747	970,198	938,665	963,773	954,350	908,419	911,485	906,280
Income taxes	201,850	169,487	227,866	135,248	197,714	135,050	20,524	115,610
Other liabilities	659,734	642,149	636,927	644,792	641,836	672,058	606,139	604,638
Debt obligations	593,106	593,307	593,508	593,709	593,909	594,110	594,311	594,512
Surplus note	1,459,565	1,433,101	1,417,056	1,386,592	1,376,028	1,353,014	1,330,090	1,303,556
Payable under securities lending	74,452	77,643	77,956	99,785	76,648	90,995	85,236	86,034
Separate account liabilities	2,329,968	2,358,823	2,183,435	2,395,842	2,334,911	2,253,966	2,401,137	2,209,287
Total liabilities	12,877,046	12,736,272	12,120,564	12,961,765	12,723,446	12,443,945	12,868,340	12,322,981

Stockholders’ equity:
Common stock ($0.01 par value) (1)	364	358	353	350	346	340	335	334
Paid-in capital	—	—	—	—	—	—	—	—
Retained earnings	2,177,428	2,190,223	2,215,378	2,276,947	2,285,944	2,122,839	2,132,015	2,231,483
Treasury stock	—	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	(208,157)	(226,250)	(269,604)	(170,008)	(181,537)	(187,346)	(103,510)	(162,842)
Effect of change in discount rate assumptions on the liability for future policy benefits	(11,966)	55,386	377,637	(39,086)	92,853	201,441	(71,241)	224,833
Cumulative translation adjustment	(11,259)	(4,253)	(11,269)	(2,235)	(11,698)	(15,514)	(10,771)	(34,767)
Total stockholders’ equity	1,946,411	2,015,464	2,312,495	2,065,967	2,185,908	2,121,759	1,946,827	2,259,041
Total liabilities and stockholders' equity	$14,823,457	$14,751,736	$14,433,059	$15,027,732	$14,909,354	$14,565,704	$14,815,167	$14,582,022

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$1,946,411	$2,015,464	$2,312,495	$2,065,967	$2,185,908	$2,121,759	$1,946,827	$2,259,041
Less: Net unrealized gains (losses)	(208,157)	(226,250)	(269,604)	(170,008)	(181,537)	(187,346)	(103,510)	(162,842)
Less: Effect of change in discount rate assumptions on the liability for future policy benefits	(11,966)	55,386	377,637	(39,086)	92,853	201,441	(71,241)	224,833
Adjusted stockholders’ equity	$2,166,533	$2,186,328	$2,204,462	$2,275,062	$2,274,592	$2,107,665	$2,121,579	$2,197,050

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$2,141,707	$2,166,533	$2,186,328	$2,204,462	$2,275,062	$2,274,592	$2,107,665	$2,121,579
Net Income	128,099	144,504	152,063	151,935	137,904	1,171	164,373	167,071
Shareholder dividends	(23,910)	(23,598)	(23,336)	(22,870)	(26,256)	(25,835)	(30,515)	(30,207)
Retirement of shares and warrants	(96,323)	(112,606)	(106,479)	(72,886)	(116,563)	(142,744)	(129,672)	(45,703)
Net foreign currency translation adjustment	1,020	7,005	(7,016)	9,035	(9,463)	(3,817)	4,744	(23,996)
Other, net	15,941	4,490	2,902	5,386	13,909	4,297	4,986	8,307
Balance, end of period	$2,166,533	$2,186,328	$2,204,462	$2,275,062	$2,274,592	$2,107,665	$2,121,579	$2,197,050

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$3,188,502	$3,250,753	$3,319,844	$3,374,627	$3,447,234	$3,503,940	$3,566,126	$3,636,964
General expenses deferred	10,777	10,692	10,764	9,910	11,156	11,235	11,424	10,805
Commission costs deferred	118,386	119,676	119,976	125,335	125,811	127,800	130,964	128,734
Amortization of deferred policy acquisition costs	(67,923)	(68,110)	(69,405)	(70,378)	(72,049)	(73,643)	(75,539)	(76,905)
Foreign currency impact and other, net	1,011	6,833	(6,551)	7,739	(8,211)	(3,207)	3,988	(19,167)
Balance, end of period	$3,250,753	$3,319,844	$3,374,627	$3,447,234	$3,503,940	$3,566,126	$3,636,964	$3,680,430

(1)
Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

																	YOY Q4							YOY YTD
(Dollars in thousands, except per-share data)	Q1 2023		Q2 2023		Q3 2023		Q4 2023		Q1 2024		Q2 2024		Q3 2024		Q4 2024		$ Change		% Change	YTD 2023		YTD 2024		$ Change		% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	36,709,525		36,215,232		35,760,090		35,148,919		34,882,824		34,383,344		33,834,080		33,481,533		(1,667,386)		-4.7%	35,953,622		34,142,480		(1,811,142)		-5.0%

Net income from continuing operations	$130,820		$149,140		$157,453		$153,769		$148,414		$209,301		$194,737		$167,678		$13,909		9.0%	$591,182		$720,129		$128,947		21.8%
Less income attributable to unvested participating securities	(589)		(625)		(662)		(655)		(608)		(96)		(704)		(537)		118		18.0%	(2,535)		(2,443)		92		3.6%
Net income used in computing basic EPS	$130,232		$148,515		$156,791		$153,114		$147,806		$209,205		$194,033		$167,141		$14,027		9.2%	$588,646		$717,686		$129,040		21.9%
Basic earnings per share	$3.55		$4.10		$4.38		$4.36		$4.24		$6.08		$5.73		$4.99		$0.63		14.4%	$16.37		$21.02		$4.65		28.4%

Adjusted net operating income	$134,605		$150,042		$159,194		$152,188		$147,515		$170,964		$193,187		$169,231		$17,043		11.2%	$596,030		$680,896		$84,867		14.2%
Less operating income attributable to unvested participating securities	(608)		(632)		(673)		(649)		(612)		(634)		(719)		(542)		107		16.5%	(2,566)		(2,520)		47		1.8%
Adjusted net operating income used in computing basic operating EPS	$133,997		$149,410		$158,522		$151,539		$146,902		$170,330		$192,467		$168,689		$17,150		11.3%	$593,463		$678,377		$84,913		14.3%
Basic adjusted operating income per share	$3.65		$4.13		$4.43		$4.31		$4.21		$4.95		$5.69		$5.04		$0.73		16.9%	$16.51		$19.87		$3.36		20.4%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	36,709,525		36,215,232		35,760,090		35,148,919		34,882,824		34,383,344		33,834,080		33,481,533		(1,667,386)		-4.7%	35,953,622		34,142,480		(1,811,142)		-5.0%
Dilutive impact of contingently issuable shares	94,123		74,712		62,182		59,473		53,938		56,591		56,960		59,672		199		0.3%	72,623		56,790		(15,832)		-21.8%
Shares used to calculate diluted EPS	36,803,648		36,289,944		35,822,272		35,208,392		34,936,762		34,439,935		33,891,040		33,541,205		(1,667,187)		-4.7%	36,026,245		34,199,271		(1,826,974)		-5.1%

Net income from continuing operations	$130,820		$149,140		$157,453		$153,769		$148,414		$209,301		$194,737		$167,678		$13,909		9.0%	$591,182		$720,129		$128,947		21.8%
Less income attributable to unvested participating securities	(587)		(624)		(661)		(654)		(607)		(96)		(703)		(536)		118		18.0%	(2,531)		(2,440)		92		3.6%
Net income used in computing diluted EPS	$130,233		$148,516		$156,792		$153,115		$147,807		$209,205		$194,034		$167,141		$14,027		9.2%	$588,651		$717,690		$129,039		21.9%
Diluted earnings per share	$3.54		$4.09		$4.38		$4.35		$4.23		$6.07		$5.72		$4.98		$0.63		14.5%	$16.34		$20.99		$4.65		28.5%

Adjusted net operating income	$134,605		$150,042		$159,194		$152,188		$147,515		$170,964		$193,187		$169,231		$17,043		11.2%	$596,030		$680,896		$84,867		14.2%
Less operating income attributable to unvested participating securities	(607)		(631)		(672)		(648)		(612)		(633)		(718)		(542)		107		16.5%	(2,562)		(2,516)		46		1.8%
Adjusted net operating income used in computing diluted operating EPS	$133,998		$149,411		$158,523		$151,540		$146,903		$170,330		$192,468		$168,690		$17,150		11.3%	$593,467		$678,380		$84,913		14.3%
Diluted adjusted operating income per share	$3.64		$4.12		$4.43		$4.30		$4.20		$4.95		$5.68		$5.03		$0.73		17.0%	$16.47		$19.84		$3.37		20.5%

Annualized Return on Equity
Average stockholders' equity	$1,988,832		$1,980,938		$2,163,980		$2,189,231		$2,125,938		$2,153,834		$2,034,293		$2,102,934		$(86,297)		-3.9%	$2,080,745		$2,104,250		$23,505		1.1%
Average adjusted stockholders' equity	$2,154,120		$2,176,431		$2,195,395		$2,239,762		$2,274,827		$2,191,128		$2,114,622		$2,159,315		$(80,447)		-3.6%	$2,191,427		$2,184,973		$(6,454)		-0.3%

Net income from continuing ops return on stockholders' equity	26.3%		30.1%		29.1%		28.1%		27.9%		38.9%		38.3%		31.9%		3.8%		nm	28.4%		34.2%		5.8%		nm
Net income from continuing ops return on adjusted stockholders' equity	24.3%		27.4%		28.7%		27.5%		26.1%		38.2%		36.8%		31.1%		3.6%		nm	27.0%		33.0%		6.0%		nm

Adjusted net operating income return on adjusted stockholders' equity	25.0%		27.6%		29.0%		27.2%		25.9%		31.2%		36.5%		31.3%		4.2%		nm	27.2%		31.2%		4.0%		nm

Capital Structure
Debt-to-capital (1)	23.4%		22.7%		20.4%		22.3%		21.4%		21.9%		23.4%		20.8%		-1.5%		nm	22.3%		20.8%		-1.5%		nm
Debt-to-capital, excluding AOCI (1)	21.4%		21.3%		21.1%		20.7%		20.6%		21.9%		21.8%		21.0%		0.4%		nm	20.7%		21.0%		0.4%		nm

Cash and invested assets to stockholders' equity	2.4	x	2.3	x	2.0	x	2.3	x	2.2	x	2.3	x	2.5	x	2.2	x	(0.1	x)	nm	2.3	x	2.2	x	(0.1	x)	nm
Cash and invested assets to adjusted stockholders' equity	2.2	x	2.1	x	2.1	x	2.1	x	2.1	x	2.3	x	2.3	x	2.3	x	0.2	x	nm	2.1	x	2.3	x	0.2	x	nm

Share count, end of period (2)	36,407,876		35,845,525		35,342,474		34,995,613		34,609,005		33,993,897		33,508,129		33,367,737		(1,627,876)		-4.7%	34,995,613		33,367,737		(1,627,876)		-4.7%
Adjusted stockholders' equity per share	$59.51		$60.99		$62.37		$65.01		$65.72		$62.00		$63.32		$65.84		$0.83		1.3%	$65.01		$65.84		$0.83		1.3%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1		A1		A1		A1		na		na	na		na		na		na
S&P	AA-		AA-		AA-		AA-		AA-		AA-		AA-		AA-		na		na	na		na		na		na
A.M. Best	A+		A+		A+		A+		A+		A+		A+		A+		na		na	na		na		na		na

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		Baa1		na		na	na		na		na		na
S&P	A-		A-		A-		A-		A-		A-		A-		A-		na		na	na		na		na		na
A.M. Best	a-		a-		a-		a-		a-		a-		a-		a-		na		na	na		na		na		na

(1)
Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)
Share count reflects outstanding common shares, which excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Statements of Income
Revenues:
Direct premiums	$817,872	$828,296	$831,681	$834,275	$841,046	$845,358	$852,452	$854,748	$20,473	2.5%	$3,312,125	$3,393,604	$81,479	2.5%
Ceded premiums	(405,347)	(425,266)	(411,015)	(410,182)	(409,764)	(427,561)	(412,645)	(414,463)	(4,281)	-1.0%	(1,651,811)	(1,664,433)	(12,622)	-0.8%
Net premiums	412,525	403,030	420,666	424,093	431,283	417,797	439,807	440,285	16,192	3.8%	1,660,314	1,729,171	68,857	4.1%
Net investment income	31,065	32,398	34,730	37,644	37,806	38,452	41,109	38,134	490	1.3%	135,837	155,501	19,665	14.5%
Commissions and fees:
Sales-based (1)	72,388	74,958	72,996	76,274	88,746	101,178	96,269	108,240	31,966	41.9%	296,617	394,432	97,816	33.0%
Asset-based (2)	111,904	113,335	119,413	118,303	128,532	132,765	142,051	150,208	31,905	27.0%	462,955	553,555	90,601	19.6%
Account-based (3)	22,790	23,095	23,344	23,960	23,180	23,740	24,107	24,245	285	1.2%	93,189	95,272	2,082	2.2%
Other commissions and fees	8,710	10,371	11,761	9,251	8,487	10,511	9,474	11,158	1,907	20.6%	40,092	39,629	(463)	-1.2%
Investment (losses) gains	(4,608)	(328)	(1,795)	835	1,305	(99)	2,209	(1,179)	(2,014)	nm	(5,896)	2,236	8,132	nm
Other, net	16,553	16,636	16,380	15,830	16,611	66,612	19,103	17,020	1,190	7.5%	65,399	119,345	53,946	82.5%
Total revenues	671,327	673,496	697,495	706,189	735,950	790,955	774,129	788,110	81,921	11.6%	2,748,507	3,089,143	340,636	12.4%
Benefits and expenses:
Benefits and claims	163,267	148,911	162,062	168,739	166,321	150,030	164,363	167,449	(1,290)	-0.8%	642,979	648,163	5,184	0.8%
Future policy benefits remeasurement (gain)/loss	559	(1,867)	179	746	55	(4,329)	(23,019)	1,374	628	84.2%	(384)	(25,920)	(25,536)	nm
Amortization of DAC	67,923	68,110	69,405	70,378	72,049	73,643	75,539	76,905	6,527	9.3%	275,816	298,136	22,320	8.1%
Insurance commissions	8,138	9,142	7,911	9,030	9,634	7,399	7,180	7,795	(1,236)	-13.7%	34,222	32,008	(2,214)	-6.5%
Insurance expenses	61,125	59,093	57,821	57,420	63,149	62,685	63,529	66,256	8,836	15.4%	235,460	255,619	20,159	8.6%
Sales commissions:
Sales-based (1)	52,452	53,630	52,343	54,057	62,814	70,509	66,333	75,926	21,870	40.5%	212,482	275,582	63,100	29.7%
Asset-based (2)	54,276	55,085	58,793	58,388	64,208	66,525	71,012	76,298	17,910	30.7%	226,542	278,042	51,501	22.7%
Other sales commissions	4,147	4,907	5,064	4,303	4,117	5,120	4,909	5,479	1,177	27.3%	18,420	19,625	1,204	6.5%
Interest expense	6,690	6,686	6,632	6,586	6,771	6,099	6,093	6,070	(516)	-7.8%	26,594	25,034	(1,560)	-5.9%
Other operating expenses	82,047	74,868	70,903	76,821	93,443	80,506	83,612	86,046	9,225	12.0%	304,639	343,607	38,968	12.8%
Total benefits and expenses	500,623	478,567	491,112	506,468	542,561	518,186	519,551	569,598	63,130	12.5%	1,976,770	2,149,895	173,125	8.8%
Income from continuing operations before income taxes	170,704	194,929	206,383	199,722	193,389	272,769	254,578	218,512	18,791	9.4%	771,737	939,247	167,510	21.7%
Income taxes	39,883	45,789	48,930	45,953	44,975	63,467	59,841	50,835	4,882	10.6%	180,555	219,118	38,563	21.4%
Net Income from continuing operations	130,820	149,140	157,453	153,769	148,414	209,301	194,737	167,678	13,909	9.0%	591,182	720,129	128,947	21.8%
Net Loss from discontinued operations net of tax	(2,722)	(4,635)	(5,391)	(1,834)	(10,510)	(208,131)	(30,364)	(606)	1,227	66.9%	(14,581)	(249,611)	(235,030)	nm
Net Income	$128,099	$144,504	$152,063	$151,935	$137,904	$1,171	$164,373	$167,071	$15,136	10.0%	$576,601	$470,518	$(106,082)	-18.4%

Income from Continuing Operations Before Income Taxes by Segment

Term Life Insurance	$130,540	$140,115	$141,223	$140,285	$138,367	$147,780	$178,353	$139,541	$(744)	-0.5%	$552,162	$604,042	$51,879	9.4%
Investment & Savings Products	56,107	59,583	64,374	62,763	65,563	74,783	79,912	81,988	19,225	30.6%	242,828	302,245	59,418	24.5%
Corporate & Other Distributed Products	(15,944)	(4,769)	787	(3,327)	(10,542)	50,206	(3,687)	(3,017)	310	9.3%	(23,253)	32,960	56,213	nm
Income before income taxes	$170,704	$194,929	$206,383	$199,722	$193,389	$272,769	$254,578	$218,512	$18,791	9.4%	$771,737	$939,247	$167,510	21.7%

(1)
Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)
Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)
Account-based - revenues relating to the fee generating client accounts we administer.

6 of 17

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Reconciliation from Term Life Insurance Direct Premiums to Term Life Insurance Adjusted Direct Premiums
Term Life Insurance direct premiums	$812,880	$823,297	$826,665	$829,918	$836,321	$840,668	$847,626	$850,667	$20,749	2.5%	$3,292,760	$3,375,282	$82,522	2.5%
Less: Premiums ceded to IPO Coinsurers	220,240	216,740	212,951	210,310	206,502	201,566	198,726	195,039	(15,271)	-7.3%	860,241	801,833	(58,408)	-6.8%
Term Life Insurance adjusted direct premiums	$592,640	$606,557	$613,714	$619,608	$629,819	$639,102	$648,900	$655,628	$36,020	5.8%	$2,432,519	$2,573,448	$140,930	5.8%

Reconciliation from Term Life Insurance Ceded Premiums to Term Life Insurance Other Ceded Premiums
Term Life Insurance ceded premiums	$(404,044)	$(423,704)	$(409,801)	$(410,456)	$(408,558)	$(426,348)	$(411,526)	$(412,916)	$(2,460)	-0.6%	$(1,648,004)	$(1,659,348)	$(11,345)	-0.7%
Less: Premiums ceded to IPO Coinsurers	(220,240)	(216,740)	(212,951)	(210,310)	(206,502)	(201,566)	(198,726)	(195,039)	15,271	7.3%	(860,241)	(801,833)	58,408	6.8%
Term Life Insurance other ceded premiums	$(183,804)	$(206,964)	$(196,849)	$(200,146)	$(202,056)	$(224,782)	$(212,800)	$(217,876)	$(17,731)	-8.9%	$(787,763)	$(857,515)	$(69,752)	-8.9%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$31,065	$32,398	$34,730	$37,644	$37,806	$38,452	$41,109	$38,134	$490	1.3%	$135,837	$155,501	$19,665	14.5%
Less: MTM investment adjustments	(327)	(852)	(481)	1,215	(137)	189	1,830	(846)	nm	nm	(446)	1,037	nm	nm
Adjusted net investment income	$31,392	$33,250	$35,212	$36,429	$37,943	$38,263	$39,279	$38,980	$2,551	7.0%	$136,282	$154,464	$18,182	13.3%

Reconciliation from Other Operating Expenses to Adjusted other operating expenses
Other operating expenses	$82,047	$74,868	$70,903	$76,821	$93,443	$80,506	$83,612	$86,046	$9,225	12.0%	$304,639	$343,607	$38,968	12.8%
Less: Restructuring costs	—	—	—	—	—	824	2,013	—	nm	nm	—	2,837	nm	nm
Adjusted other operating expenses	$82,047	$74,868	$70,903	$76,821	$93,443	$79,682	$81,599	$86,046	$9,225	12.0%	$304,639	$340,770	$36,131	11.9%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$671,327	$673,496	$697,495	$706,189	$735,950	$790,955	$774,129	$788,110	$81,921	11.6%	$2,748,507	$3,089,143	$340,636	12.4%
Less: Investment (losses) gains	(4,608)	(328)	(1,795)	835	1,305	(99)	2,209	(1,179)	nm	nm	(5,896)	2,236	nm	nm
Less: MTM investment adjustments	(327)	(852)	(481)	1,215	(137)	189	1,830	(846)	nm	nm	(446)	1,037	nm	nm
Less: Insurance claim proceeds	—	—	—	—	—	50,000	—	—	nm	nm	—	50,000	nm	nm
Adjusted operating revenues	$676,262	$674,675	$699,772	$704,140	$734,781	$740,865	$770,089	$790,135	$85,995	12.2%	$2,754,849	$3,035,870	$281,021	10.2%

Reconciliation from Income from Continuing Operations Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income from continuing operations before income taxes	$170,704	$194,929	$206,383	$199,722	$193,389	$272,769	$254,578	$218,512	$18,791	9.4%	$771,737	$939,247	$167,510	21.7%
Less: Investment (losses) gains	(4,608)	(328)	(1,795)	835	1,305	(99)	2,209	(1,179)	nm	nm	(5,896)	2,236	nm	nm
Less: MTM investment adjustments	(327)	(852)	(481)	1,215	(137)	189	1,830	(846)	nm	nm	(446)	1,037	nm	nm
Less: Insurance claim proceeds	—	—	—	—	—	50,000	—	—	nm	nm	—	50,000	nm	nm
Less: Restructuring costs	—	—	—	—	—	(824)	(2,013)	—	nm	nm	—	(2,837)	nm	nm
Adjusted operating income before income taxes	$175,639	$196,108	$208,660	$197,672	$192,220	$223,503	$252,552	$220,537	$22,865	11.6%	$778,079	$888,812	$110,733	14.2%

Reconciliation from Net Income from Continuing Operations to Adjusted Net Operating Income
Net income from continuing operations	$130,820	$149,140	$157,453	$153,769	$148,414	$209,301	$194,737	$167,678	$13,909	9.0%	$591,182	$720,129	$128,947	21.8%
Less: Investment (losses) gains	(4,608)	(328)	(1,795)	835	1,305	(99)	2,209	(1,179)	nm	nm	(5,896)	2,236	nm	nm
Less: MTM investment adjustments	(327)	(852)	(481)	1,215	(137)	189	1,830	(846)	nm	nm	(446)	1,037	nm	nm
Less: Insurance claim proceeds	—	—	—	—	—	50,000	—	—	nm	nm	—	50,000	nm	nm
Less: Restructuring costs	—	—	—	—	—	(824)	(2,013)	—	nm	nm	—	(2,837)	nm	nm
Less: Tax impact of preceding items	1,151	277	535	(469)	(269)	152	(476)	471	nm	nm	1,494	(123)	nm	nm
Less: Valuation allowance on Senior Health NOLs	—	—	—	—	—	(11,080)	—	—	nm	nm	—	(11,080)	nm	nm
Adjusted net operating income	$134,605	$150,042	$159,194	$152,188	$147,515	$170,964	$193,187	$169,231	$17,043	11.2%	$596,030	$680,896	$84,867	14.2%

7 of 17

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Reconciliation from C&O Income Before Income Taxes to C&O Adjusted Operating Income Before Income Taxes
Income before income taxes	$(15,944)	$(4,769)	$787	$(3,327)	$(10,542)	$50,206	$(3,687)	$(3,017)	$310	9.3%	$(23,253)	$32,960	$56,213	nm
Less: Investment (losses) gains	(4,608)	(328)	(1,795)	835	1,305	(99)	2,209	(1,179)	nm	nm	(5,896)	2,236	nm	nm
Less: MTM investment adjustments	(327)	(852)	(481)	1,215	(137)	189	1,830	(846)	nm	nm	(446)	1,037	nm	nm
Less: Insurance claim proceeds	—	—	—	—	—	50,000	—	—	nm	nm	—	50,000	nm	nm
Less: Restructuring costs	—	—	—	—	—	(824)	(2,013)	—	nm	nm	—	(2,837)	nm	nm
Adjusted operating income before income taxes	$(11,008)	$(3,589)	$3,063	$(5,377)	$(11,710)	$940	$(5,713)	$(992)	$4,384	81.5%	$(16,911)	$(17,475)	$(564)	-3.3%

8 of 17

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$812,880	$823,297	$826,665	$829,918	$836,321	$840,668	$847,626	$850,667	$20,749	2.5%	$3,292,760	$3,375,282	$82,522	2.5%
Premiums ceded to IPO coinsurers (1)	(220,240)	(216,740)	(212,951)	(210,310)	(206,502)	(201,566)	(198,726)	(195,039)	15,271	7.3%	(860,241)	(801,833)	58,408	6.8%
Adjusted direct premiums (2)	592,640	606,557	613,714	619,608	629,819	639,102	648,900	655,628	36,020	5.8%	2,432,519	2,573,448	140,930	5.8%
Other ceded premiums (3)	(183,804)	(206,964)	(196,849)	(200,146)	(202,056)	(224,782)	(212,800)	(217,876)	(17,731)	-8.9%	(787,763)	(857,515)	(69,752)	-8.9%
Net premiums	408,836	399,594	416,864	419,462	427,762	414,320	436,099	437,752	18,289	4.4%	1,644,756	1,715,933	71,177	4.3%
Other, net	12,233	12,280	11,909	11,865	12,649	12,624	14,206	12,826	962	8.1%	48,286	52,306	4,020	8.3%
Revenues	421,069	411,873	428,773	431,327	440,412	426,944	450,305	450,578	19,251	4.5%	1,693,042	1,768,239	75,197	4.4%

Benefits and expenses:
Benefits and claims	158,940	143,855	158,508	160,782	163,847	146,268	160,652	164,588	3,806	2.4%	622,084	635,354	13,270	2.1%
Future policy benefits remeasurement (gain)/loss	1,035	(1,312)	251	(187)	(319)	(4,280)	(28,203)	1,537	1,724	nm	(213)	(31,265)	(31,052)	nm
Amortization of DAC	66,068	66,004	67,720	69,012	70,491	71,916	73,698	75,383	6,371	9.2%	268,803	291,488	22,684	8.4%
Insurance commissions	4,590	5,496	4,373	5,356	6,047	3,785	3,410	4,422	(934)	-17.4%	19,814	17,664	(2,150)	-10.9%
Insurance expenses	59,896	57,717	56,698	56,080	61,979	61,476	62,395	65,107	9,028	16.1%	230,390	250,957	20,567	8.9%
Benefits and expenses	290,529	271,759	287,549	291,042	302,044	279,164	271,952	311,037	19,995	6.9%	1,140,879	1,164,198	23,319	2.0%
Income before income taxes	$130,540	$140,115	$141,224	$140,285	$138,367	$147,780	$178,353	$139,541	$(744)	-0.5%	$552,163	$604,042	$51,878	9.4%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$477,227	$489,826	$495,769	$499,965	$508,687	$517,691	$525,697	$530,867	$30,901	6.2%	$1,962,788	$2,082,941	$120,153	6.1%
Pre-IPO direct premiums (5)	335,652	333,471	330,896	329,953	327,634	322,977	321,929	319,800	(10,152)	-3.1%	1,329,972	1,292,341	(37,631)	-2.8%
Total direct premiums	$812,880	$823,297	$826,665	$829,918	$836,321	$840,668	$847,626	$850,667	$20,749	2.5%	$3,292,760	$3,375,282	$82,522	2.5%

Premiums ceded to IPO coinsurers	$220,240	$216,740	$212,951	$210,310	$206,502	$201,566	$198,726	$195,039	$(15,271)	-7.3%	$860,241	$801,833	$(58,408)	-6.8%
% of Pre-IPO direct premiums	65.6%	65.0%	64.4%	63.7%	63.0%	62.4%	61.7%	61.0%	nm	nm	64.7%	62.0%	nm	nm

Benefits and claims, net (6)	$343,779	$349,506	$355,608	$360,741	$365,584	$366,770	$345,249	$384,002	$23,261	6.4%	$1,409,634	$1,461,604	$51,970	3.7%
% of adjusted direct premiums	58.0%	57.6%	57.9%	58.2%	58.0%	57.4%	53.2%	58.6%	nm	nm	57.9%	56.8%	nm	nm

DAC amortization & insurance commissions	$70,657	$71,500	$72,093	$74,367	$76,538	$75,701	$77,108	$79,805	$5,437	7.3%	$288,618	$309,152	$20,534	7.1%
% of adjusted direct premiums	11.9%	11.8%	11.7%	12.0%	12.2%	11.8%	11.9%	12.2%	nm	nm	11.9%	12.0%	nm	nm

Insurance expenses, net (7)	$47,663	$45,437	$44,789	$44,215	$49,329	$48,851	$48,189	$52,281	$8,066	18.2%	$182,104	$198,651	$16,547	9.1%
% of adjusted direct premiums	8.0%	7.5%	7.3%	7.1%	7.8%	7.6%	7.4%	8.0%	nm	nm	7.5%	7.7%	nm	nm

Total Term Life income before income taxes	$130,540	$140,115	$141,224	$140,285	$138,367	$147,780	$178,353	$139,541	$(744)	-0.5%	$552,163	$604,042	$51,878	9.4%
Term Life operating margin (8)	22.0%	23.1%	23.0%	22.6%	22.0%	23.1%	27.5%	21.3%	nm	nm	22.7%	23.5%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.
(2)
Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)
Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)
Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)
Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)
Benefits and claims, net - benefits & claims and remeasurement (gain)/loss net of other ceded premiums which are largely yearly renewable term.
(7)
Insurance expenses, net - insurance expenses net of other, net revenues.
(8)
Term Life Insurance operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 17

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	135,208	136,430	137,806	139,053	141,572	142,855	145,789	148,890	9,837	7.1%	135,208	141,572	6,364	4.7%
New life-licensed representatives	11,118	12,638	12,311	13,029	12,949	14,402	14,349	14,620	1,591	12.2%	49,096	56,320	7,224	14.7%
Non-renewal and terminated representatives	(9,896)	(11,262)	(11,064)	(10,510)	(11,666)	(11,468)	(11,248)	(11,899)	(1,389)	-13.2%	(42,732)	(46,281)	(3,549)	-8.3%
Life-insurance licensed sales force, end of period	136,430	137,806	139,053	141,572	142,855	145,789	148,890	151,611	10,039	7.1%	141,572	151,611	10,039	7.1%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$70.7	$82.0	$74.0	$75.6	$73.1	$86.7	$80.2	$78.1	$2.4	3.2%	$302.4	$318.0	$15.6	5.2%
Additions and increases in premium	18.2	19.7	18.7	17.7	18.1	19.9	18.8	17.9	0.2	1.3%	74.3	74.7	0.4	0.6%
Total estimated annualized issued term life premium	$88.9	$101.7	$92.7	$93.3	$91.2	$106.5	$99.0	$96.0	$2.7	2.9%	$376.6	$392.7	$16.0	4.3%

Issued term life policies	84,561	96,953	88,589	88,757	86,587	100,768	93,377	89,664	907	1.0%	358,860	370,396	11,536	3.2%
Estimated average annualized issued term life premium per policy (1)(2)	$836	$846	$836	$852	$844	$860	$859	$871	$19	2.2%	$843	$858	$16	1.9%

Term life face amount in-force, beginning of period ($mills)	$916,808	$922,845	$934,867	$937,856	$944,609	$947,101	$950,880	$957,811	$19,955	2.1%	$916,808	$944,609	$27,802	3.0%
Issued term life face amount (3)	28,124	32,203	29,452	29,322	28,725	33,155	30,793	29,560	238	0.8%	119,102	122,233	3,131	2.6%
Terminated term life face amount	(22,210)	(22,583)	(24,143)	(25,293)	(23,323)	(28,241)	(25,264)	(27,045)	(1,751)	-6.9%	(94,230)	(103,872)	(9,642)	-10.2%
Foreign currency impact, net	124	2,401	(2,320)	2,724	(2,911)	(1,134)	1,402	(6,744)	(9,468)	nm	2,929	(9,387)	(12,317)	nm
Term life face amount in-force, end of period	$922,845	$934,867	$937,856	$944,609	$947,101	$950,880	$957,811	$953,583	$8,974	0.9%	$944,609	$953,583	$8,974	0.9%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)
In whole dollars.
(3)
Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 17

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands, except as noted)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$72,388	$74,958	$72,996	$76,274	$88,746	$101,178	$96,269	$108,240	$31,966	41.9%	$296,617	$394,432	$97,816	33.0%
Asset-based	111,904	113,335	119,413	118,303	128,532	132,765	142,051	150,208	31,905	27.0%	462,955	553,555	90,601	19.6%
Account-based	22,790	23,095	23,344	23,960	23,180	23,740	24,107	24,245	285	1.2%	93,189	95,272	2,082	2.2%
Other, net	3,120	3,121	3,145	3,119	3,258	3,224	3,646	3,355	236	7.6%	12,504	13,483	979	7.8%
Revenues	210,202	214,509	218,898	221,656	243,716	260,906	266,073	286,048	64,392	29.1%	865,266	1,056,743	191,477	22.1%

Benefits and expenses:
Amortization of DAC	1,493	1,409	1,311	1,267	1,201	1,478	1,540	1,225	(42)	-3.4%	5,479	5,443	(36)	-0.7%
Insurance commissions	3,308	3,273	3,321	3,246	3,400	3,343	3,499	3,397	151	4.7%	13,148	13,638	490	3.7%
Sales commissions:
Sales-based	52,452	53,630	52,343	54,057	62,814	70,509	66,333	75,926	21,870	40.5%	212,482	275,582	63,100	29.7%
Asset-based	54,276	55,085	58,793	58,388	64,208	66,525	71,012	76,298	17,910	30.7%	226,542	278,042	51,501	22.7%
Other operating expenses	42,567	41,529	38,757	41,935	46,531	44,269	43,778	47,214	5,279	12.6%	164,788	181,792	17,004	10.3%
Benefits and expenses	154,095	154,926	154,524	158,893	178,153	186,123	186,161	204,060	45,167	28.4%	622,438	754,498	132,060	21.2%
Income before income taxes	$56,107	$59,583	$64,374	$62,763	$65,563	$74,783	$79,912	$81,988	$19,225	30.6%	$242,828	$302,245	$59,418	24.5%

Financial Analysis

Fees paid based on client asset values (1)	$8,034	$8,142	$8,608	$8,102	$9,342	$9,548	$10,156	$11,213	$3,111	38.4%	$32,886	$40,260	$7,373	22.4%
Fees paid based on fee-generating positions (2)	11,528	10,216	9,469	10,270	11,426	10,483	10,392	10,538	268	2.6%	41,483	42,839	1,356	3.3%
Other operating expenses	23,005	23,171	20,680	23,563	25,763	24,238	23,230	25,463	1,900	8.1%	90,419	98,693	8,275	9.2%
Total other operating expenses	$42,567	$41,529	$38,757	$41,935	$46,531	$44,269	$43,778	$47,214	$5,279	12.6%	$164,788	$181,792	$17,004	10.3%

Sales-based variable margin as % of revenue-generating sales (3)
U.S.	1.21%	1.21%	1.22%	1.27%	1.25%	1.33%	1.37%	1.35%	nm	nm	1.23%	1.33%	nm	nm
Canada	0.33%	0.37%	0.41%	0.45%	0.48%	0.37%	0.34%	0.31%	nm	nm	0.38%	0.38%	nm	nm
Total	1.13%	1.16%	1.17%	1.22%	1.19%	1.27%	1.31%	1.27%	nm	nm	1.17%	1.26%	nm	nm

Asset-based variable margin as % of average asset values (4)
U.S.	0.042%	0.041%	0.042%	0.042%	0.041%	0.041%	0.042%	0.042%	nm	nm	0.168%	0.165%	nm	nm
Canada	0.102%	0.104%	0.105%	0.105%	0.104%	0.104%	0.109%	0.109%	nm	nm	0.416%	0.426%	nm	nm
Total	0.052%	0.051%	0.052%	0.052%	0.051%	0.050%	0.052%	0.052%	nm	nm	0.207%	0.204%	nm	nm

Account-based variable margin per average fee generating position (5)(6)	$3.58	$4.07	$4.36	$4.29	$3.67	$4.10	$4.21	$4.18	nm	nm	$16.30	$16.16	nm	nm

(1)
Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)
Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)
Sales-based variable margin - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)
Asset-based variable margin - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.
(5)
Account-based variable margin - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)
In whole dollars.

11 of 17

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$971.7	$998.5	$956.9	$970.9	$1,162.2	$1,228.6	$1,162.7	$1,241.3	$270.4	27.8%	$3,897.9	$4,794.7	$896.8	23.0%
Canada Retail Mutual Funds	149.8	106.2	110.1	112.0	179.6	147.6	146.2	192.1	80.2	71.6%	478.0	665.5	187.5	39.2%
Indexed Annuities	80.7	89.3	72.7	68.9	81.0	98.0	89.5	86.7	17.7	25.7%	311.7	355.1	43.4	13.9%
Variable Annuities and other	556.4	649.1	628.8	671.9	756.0	941.4	891.5	1,023.8	352.0	52.4%	2,506.2	3,612.8	1,106.6	44.2%
Total sales-based revenue generating product sales	1,758.6	1,843.1	1,768.5	1,823.7	2,178.8	2,415.6	2,289.9	2,543.9	720.2	39.5%	7,193.8	9,428.2	2,234.3	31.1%
Managed Accounts	306.1	317.0	236.0	353.2	370.9	456.1	411.9	548.7	195.4	55.3%	1,212.3	1,787.5	575.2	47.4%
Canada Retail Mutual Funds - no upfront sales comm	183.4	193.6	152.4	161.8	197.7	196.5	189.4	213.9	52.1	32.2%	691.1	797.5	106.4	15.4%
Segregated Funds	51.9	27.9	17.4	17.2	23.0	14.8	13.9	14.0	(3.2)	-18.5%	114.4	65.7	(48.7)	-42.5%
Total product sales	$2,300.0	$2,381.6	$2,174.2	$2,355.9	$2,770.4	$3,082.9	$2,905.1	$3,320.5	$964.6	40.9%	$9,211.7	$12,078.9	$2,867.2	31.1%

Total Canada Retail Mutual Funds	$333.2	$299.8	$262.5	$273.8	$377.4	$344.1	$335.6	$406.0	$132.3	48.3%	$1,169.2	$1,463.1	$293.9	25.1%
Segregated Funds	51.9	27.9	17.4	17.2	23.0	14.8	13.9	14.0	(3.2)	-18.5%	114.4	65.7	(48.7)	-42.5%
Total Canada product sales	385.0	327.7	279.8	291.0	400.4	358.8	349.5	420.1	129.1	44.4%	1,283.6	1,528.8	245.2	19.1%
Total U.S. product sales	1,914.9	2,053.9	1,894.4	2,065.0	2,370.0	2,724.1	2,555.6	2,900.5	835.5	40.5%	7,928.1	10,550.2	2,622.0	33.1%
Total product sales	$2,300.0	$2,381.6	$2,174.2	$2,355.9	$2,770.4	$3,082.9	$2,905.1	$3,320.5	$964.6	40.9%	$9,211.7	$12,078.9	$2,867.2	31.1%

Client asset values, beginning of period ($mills)	$83,949	$87,621	$91,646	$88,441	$96,735	$103,340	$105,112	$111,247	$22,806	25.8%	$83,949	$96,735	$12,786	15.2%
Inflows	2,300	2,382	2,174	2,356	2,770	3,083	2,905	3,321	965	40.9%	9,212	12,079	2,867	31.1%
Outflows (1)	(1,658)	(1,839)	(1,982)	(2,184)	(2,497)	(2,660)	(2,461)	(2,590)	(406)	-18.6%	(7,663)	(10,207)	(2,544)	-33.2%
Net flows	642	542	192	172	274	423	444	731	559	nm	1,549	1,872	323	20.8%
Foreign currency impact, net	16	315	(303)	344	(392)	(163)	203	(1,022)	(1,367)	nm	372	(1,374)	(1,746)	nm
Change in market value, net and other (2)	3,014	3,168	(3,094)	7,777	6,724	1,512	5,487	1,126	(6,652)	-85.5%	10,865	14,848	3,983	36.7%
Client asset values, end of period	$87,621	$91,646	$88,441	$96,735	$103,340	$105,112	$111,247	$112,081	$15,346	15.9%	$96,735	$112,081	$15,346	15.9%
Annualized net flows as % of beginning of period asset values	3.1%	2.5%	0.8%	0.8%	1.1%	1.6%	1.7%	2.6%	1.8%	nm	1.8%	1.9%	0.1%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$42,096	$43,225	$44,748	$44,622	$49,013	$50,560	$52,721	$54,630	$10,008	22.4%	$43,673	$51,731	$8,058	18.5%
Canada Retail Mutual Funds	11,345	11,567	11,817	11,722	12,850	13,259	13,959	14,442	2,719	23.2%	11,613	13,627	2,015	17.3%
Managed Accounts	7,338	7,613	7,850	7,851	8,806	9,376	10,216	11,010	3,159	40.2%	7,663	9,852	2,189	28.6%
Indexed Annuities	2,729	2,760	2,793	2,807	2,824	2,868	2,908	2,959	152	5.4%	2,772	2,890	118	4.2%
Variable Annuities and other	20,744	21,323	21,999	21,762	23,665	24,663	26,014	26,970	5,209	23.9%	21,457	25,328	3,871	18.0%
Segregated Funds	2,329	2,324	2,298	2,232	2,344	2,266	2,334	2,312	81	3.6%	2,295	2,314	19	0.8%
Total	$86,581	$88,813	$91,505	$90,995	$99,502	$102,993	$108,152	$112,323	$21,328	23.4%	$89,474	$105,742	$16,269	18.2%

Canada Retail Mutual Funds	$11,345	$11,567	$11,817	$11,722	$12,850	$13,259	$13,959	$14,442	$2,719	23.2%	$11,613	$13,627	$2,015	17.3%
Segregated Funds	2,329	2,324	2,298	2,232	2,344	2,266	2,334	2,312	81	3.6%	2,295	2,314	19	0.8%
Total Canada average client assets	13,674	13,891	14,115	13,954	15,194	15,526	16,293	16,754	2,800	20.1%	13,908	15,942	2,033	14.6%
Total U.S. average client assets	72,907	74,922	77,391	77,042	84,308	87,468	91,858	95,570	18,528	24.0%	75,565	89,801	14,236	18.8%
Total average client assets	$86,581	$88,813	$91,505	$90,995	$99,502	$102,993	$108,152	$112,323	$21,328	23.4%	$89,474	$105,742	$16,269	18.2%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,316	2,331	2,342	2,351	2,359	2,378	2,393	2,407	56	2.4%	2,335	2,384	49	2.1%
Recordkeeping only	829	834	839	842	847	857	865	874	32	3.8%	836	861	25	3.0%
Total	3,145	3,165	3,181	3,193	3,206	3,235	3,258	3,281	88	2.8%	3,171	3,245	74	2.3%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the Company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.
(2)
Change in market value, net - market value fluctuations net of fees and expenses.
(3)
Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 17

Corporate Other Distributed Products - Financial Results	PRIMERICA, INC. Financial Supplement

									YOY Q4				YOY YTD
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Corporate & Other Distributed Products Income Before Income Taxes
Revenues:
Direct premiums	$4,993	$4,999	$5,016	$4,358	$4,725	$4,690	$4,826	$4,081	$(277)	-6.3%	$19,365	$18,322	$(1,043)	-5.4%
Ceded premiums	(1,304)	(1,562)	(1,215)	273	(1,205)	(1,213)	(1,118)	(1,548)	(1,821)	nm	(3,807)	(5,085)	(1,277)	-33.5%
Net premiums	3,689	3,436	3,801	4,631	3,520	3,477	3,708	2,533	(2,098)	-45.3%	15,558	13,238	(2,320)	-14.9%
Adjusted net investment income	31,392	33,250	35,213	36,429	37,943	38,263	39,279	38,980	2,551	7.0%	136,283	154,464	18,181	13.3%
Commissions and fees:
Prepaid legal services	3,991	4,421	5,311	3,806	3,591	3,924	4,070	4,373	566	14.9%	17,530	15,958	(1,571)	-9.0%
Auto and homeowners insurance	1,831	2,349	2,951	2,133	1,777	2,413	1,375	2,280	146	6.9%	9,264	7,845	(1,418)	-15.3%
Mortgage loans	1,211	1,775	1,733	1,530	1,499	2,211	2,384	2,750	1,220	79.7%	6,250	8,845	2,594	41.5%
Other sales commissions	1,676	1,826	1,765	1,781	1,618	1,963	1,645	1,755	(26)	-1.5%	7,049	6,981	(68)	-1.0%
Adjusted other, net	1,200	1,236	1,327	846	704	764	1,251	838	(8)	-0.9%	4,609	3,556	(1,052)	-22.8%
Adjusted operating revenues	44,990	48,293	52,102	51,157	50,653	53,014	53,711	53,509	2,352	4.6%	196,542	210,888	14,346	7.3%

Benefits and expenses:
Benefits and claims	4,327	5,057	3,554	7,957	2,475	3,762	3,712	2,861	(5,096)	-64.0%	20,895	12,809	(8,086)	-38.7%
Future policy benefits remeasurement (gain)/loss	(477)	(554)	(72)	933	374	(49)	5,184	(163)	(1,096)	-117.5%	(170)	5,345	5,515	nm
Amortization of DAC	362	697	375	99	357	250	300	298	199	nm	1,533	1,205	(329)	-21.4%
Insurance commissions	241	373	217	429	187	271	272	(24)	(453)	-105.6%	1,260	705	(554)	-44.0%
Insurance expenses	1,229	1,377	1,123	1,341	1,171	1,209	1,134	1,149	(192)	-14.3%	5,070	4,662	(407)	-8.0%
Sales commissions	4,147	4,907	5,064	4,303	4,117	5,120	4,909	5,479	1,177	27.3%	18,420	19,625	1,204	6.5%
Interest expense	6,690	6,686	6,632	6,586	6,771	6,099	6,093	6,070	(516)	-7.8%	26,594	25,034	(1,560)	-5.9%
Adjusted other operating expenses	39,480	33,340	32,146	34,886	46,913	35,413	37,821	38,831	3,946	11.3%	139,851	158,978	19,127	13.7%
Adjusted benefits and expenses	55,999	51,882	49,039	56,533	62,363	52,074	59,425	54,501	(2,032)	-3.6%	213,453	228,363	14,910	7.0%
Adjusted operating income before income taxes	$(11,008)	$(3,589)	$3,063	$(5,377)	$(11,710)	$940	$(5,713)	$(992)	$4,384	81.5%	$(16,911)	$(17,475)	$(564)	-3.3%

13 of 17

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended December 31, 2024
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$687,821	$687,821	$-	18.8%	17.8%

Fixed Income:
Treasury	16,508	16,820	(312)	0.5%	0.4%	3.3%	AAA
Government	240,633	256,955	(16,322)	6.6%	6.6%	3.3%	AA-
Tax-Exempt Municipal	32,355	35,439	(3,084)	0.9%	0.9%	2.7%	AA
Corporate	1,489,097	1,576,522	(87,424)	40.6%	40.7%	4.2%	BBB+
Mortgage Backed	497,975	564,185	(66,210)	13.6%	14.6%	3.7%	AAA
Asset Backed	237,196	242,393	(5,197)	6.5%	6.3%	4.7%	AA-
Cmbs	99,444	110,426	(10,982)	2.7%	2.9%	3.7%	AA-
Private	332,142	348,505	(16,363)	9.1%	9.0%	5.1%	BBB+
Redeemable Preferred	3,787	4,248	(462)	0.1%	0.1%	5.3%	BBB-
Total Fixed Income	2,949,137	3,155,494	(206,357)	80.5%	81.5%	4.1%	A

Equities and Other:
Perpetual Preferred	4,523	4,523	-	0.1%	0.1%
Common Stock	18,914	18,914	0	0.5%	0.5%
Mutual Fund	3,693	3,693	0	0.1%	0.1%
Total Equities	27,130	27,130	0	0.7%	0.7%

Total Invested Assets	$3,664,088	$3,870,446	$(206,357)	100.0%	100.0%

Public Corporate Portfolio by Sector

Insurance	$201,988	$214,754	$(12,766)	13.6%	13.6%
Energy	191,499	200,917	(9,418)	12.9%	12.7%
Consumer Non Cyclical	143,425	156,491	(13,066)	9.6%	9.9%
Reits	126,841	137,294	(10,453)	8.5%	8.7%
Consumer Cyclical	121,976	129,461	(7,485)	8.2%	8.2%
Capital Goods	96,003	100,197	(4,194)	6.4%	6.4%
Technology	94,796	99,978	(5,182)	6.4%	6.3%
Electric	90,495	94,365	(3,870)	6.1%	6.0%
Banking	90,488	90,793	(305)	6.1%	5.8%
Communications	64,419	68,090	(3,671)	4.3%	4.3%
Finance Companies	64,051	66,417	(2,366)	4.3%	4.2%
Basic Industry	62,157	68,422	(6,265)	4.2%	4.3%
Transportation	54,573	57,228	(2,654)	3.7%	3.6%
Brokerage	50,055	53,318	(3,263)	3.4%	3.4%
Natural Gas	18,991	19,417	(427)	1.3%	1.2%
Industrial Other	5,925	6,727	(802)	0.4%	0.4%
Financial Other	4,745	4,933	(188)	0.3%	0.3%
Utility Other	4,711	5,391	(680)	0.3%	0.3%
Owned No Guarantee	1,957	2,325	(368)	0.1%	0.1%
Total Corporate portfolio	$1,489,097	$1,576,522	$(87,424)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$260,818	$262,070	$(1,252)	8.8%	8.3%	4.3%
1-2 Yrs.	277,915	284,586	(6,671)	9.4%	9.0%	3.6%
2-5 Yrs.	730,803	753,635	(22,832)	24.8%	23.9%	4.3%
5-10 Yrs.	1,177,554	1,305,804	(128,250)	39.9%	41.4%	3.8%
> 10 Yrs.	502,046	549,399	(47,353)	17.0%	17.4%	5.0%
Total Fixed Income	$2,949,137	$3,155,494	$(206,357)	100.0%	100.0%	4.1%

Duration

Fixed Income portfolio duration	5.1	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 17

Investment Portfolio - Quality Ratings As of December 31, 2024	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$615,348	19.5%
AA	414,052	13.1%
A	770,616	24.4%
BBB	1,315,973	41.7%
Below Investment Grade	36,548	1.2%
NA	2,957	0.1%
Total Fixed Income	$3,155,494	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$10,172	0.6%	AAA	$-	—
AA	67,678	4.3%	AA	8,912	2.6%
A	421,433	26.7%	A	87,693	25.2%
BBB	1,042,659	66.1%	BBB	250,749	71.9%
Below Investment Grade	34,403	2.2%	Below Investment Grade	1,152	0.3%
NA	176	0.0%	NA	-	—
Total Corporate	$1,576,522	100.0%	Total Private	$348,505	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$48,262	43.7%	AAA	$451,879	80.1%
AA	7,009	6.3%	AA	112,128	19.9%
A	49,554	44.9%	A	99	0.0%
BBB	5,601	5.1%	BBB	-	—
Below Investment Grade	-	—	Below Investment Grade	59	0.0%
NA	-	—	NA	21	0.0%
Total CMBS	$110,426	100.0%	Total Mortgage-Backed	$564,185	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$73,356	30.3%	AAA	$31,004	11.3%
AA	37,380	15.4%	AA	153,972	56.2%
A	130,723	53.9%	A	74,343	27.2%
BBB	-	—	BBB	11,696	4.3%
Below Investment Grade	934	0.4%	Below Investment Grade	-	—
NA	-	—	NA	2,760	1.0%
Total Asset-Backed	$242,393	100.0%	Total Treasury & Government	$273,776	100.0%

NAIC Designations

1	$1,485,103	54.7%
2	1,189,456	43.8%
3	35,078	1.3%
4	6,429	0.2%
5	-	—
6	-	—
U.S. Insurer Fixed Income (2)	2,716,067	100.0%
Other (3)	466,571
Cash and cash equivalents	687,821
Total Invested Assets	$3,870,459

(1)
Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)
NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)
Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 17

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q4
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$25,806	$26,357	$27,380	$29,218	$29,936	$30,618	$31,990	$32,867	$3,649	12.5%
Fixed-maturity securities (held-to-maturity)	16,435	16,608	16,306	16,126	15,785	15,659	15,908	15,300	(826)	-5.1%
Equity Securities	380	380	366	397	390	323	324	327	(70)	-17.6%
Deposit asset underlying 10% reinsurance treaty	2,377	2,488	2,504	2,415	2,311	2,211	2,129	2,007	(408)	-16.9%
Deposit asset - Mark to Market	(327)	(852)	(481)	1,215	(137)	189	1,830	(846)	(2,061)	nm
Policy loans and other invested assets	(72)	352	475	542	461	544	402	139	(403)	-74.4%
Cash & cash equivalents	5,128	5,840	6,609	6,024	6,981	6,640	6,540	5,739	(285)	-4.7%
Total investment income	49,727	51,172	53,159	55,937	55,727	56,183	59,123	55,533	(404)	-0.7%
Investment expenses	2,227	2,167	2,122	2,167	2,136	2,072	2,106	2,099	(68)	-3.1%
Interest Expense on Surplus Note	16,435	16,608	16,306	16,126	15,785	15,659	15,908	15,300	(826)	-5.1%
Net investment income	$31,065	$32,397	$34,731	$37,644	$37,806	$38,452	$41,109	$38,134	$490	1.3%
Fixed income book yield, end of period	3.57%	3.63%	3.79%	3.83%	3.93%	4.01%	4.09%	4.14%
New money yield	5.57%	5.46%	6.04%	6.67%	5.70%	5.78%	5.42%	5.32%

									YOY Q4
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	20.8%	20.7%	19.0%	18.9%	18.9%	18.3%	19.4%	19.5%	0.6%
AA	11.3%	11.4%	14.3%	14.9%	14.8%	14.1%	13.2%	13.1%	-1.8%
A	25.0%	24.8%	24.8%	24.9%	24.1%	24.3%	24.2%	24.4%	-0.5%
BBB	40.5%	40.9%	39.7%	39.4%	40.5%	41.9%	41.8%	41.7%	2.4%
Below Investment Grade	2.2%	2.0%	1.9%	2.0%	1.6%	1.5%	1.2%	1.2%	-0.8%
NA	0.2%	0.1%	0.3%	0.0%	0.0%	0.0%	0.1%	0.1%	0.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—

Average rating by amortized cost	A	A	A	A	A	A	A	A

		As of December 31, 2024				As of December 31, 2024			As of December 31, 2024
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Province of Ontario Canada	$15,014	$15,107	A+	Canada	$91,480	$98,392	AAA	$—	$—
2	Canada	14,693	15,215	AAA	United Kingdom	23,759	23,763	AA	—	—
3	Province of Alberta Canada	14,328	14,871	AA-	Australia	21,147	22,177	A	10,934	12,442
4	Province of Quebec Canada	13,551	13,728	AA-	Cayman Islands (The)	15,851	15,657	BBB	10,692	11,246
5	Realty Income Corp	13,315	14,008	A-	Ireland	12,865	12,344	Below Investment Grade	—	—
6	Ontario Teachers' Pension Plan	13,038	14,105	AA+	France	7,475	7,736	NA	—	—
7	Province of New Brunswick Canada	12,553	12,779	A+	Mexico	6,620	7,678	Total	$21,626	$23,688
8	Berkshire Hathaway Inc	12,534	12,582	AA	Bermuda	5,082	5,243
9	ONEOK Inc	12,394	12,899	BBB	Germany	5,012	5,003
10	Intact Financial Corp	11,492	11,247	A+	Luxembourg	4,997	4,700	Non-Government Investments (1)
11	Gov't of Newfoundland and Labrador	11,386	11,911	A	Netherlands (The)	4,461	4,573
12	Manulife Financial Corp	10,747	11,418	A	Japan	3,707	3,700	AAA	$—	$—
13	TC Energy Corp	10,050	11,037	BBB+	Malta	3,611	3,627	AA	4,843	4,972
14	Province of Nova Scotia Canada	9,831	10,093	AA-	Switzerland	3,284	3,701	A	53,107	54,738
15	Morgan Stanley	9,686	9,685	BBB+	Italy	1,989	1,881	BBB	145,699	152,339
16	Province of Saskatchewan Canada	9,491	9,513	AA	Emerging Markets (2)	10,800	11,708	Below Investment Grade	3,546	3,407
17	ConocoPhillips	9,219	10,717	A-	All Other	8,178	8,757	NA	1,497	1,497
18	Alimentation Couche-Tard Inc	9,148	9,479	BBB+	Total	$230,317	$240,640	Total	$208,691	$216,952
19	Sempra	9,035	10,294	BBB+
20	Ventas Inc	8,931	8,889	BBB+
21	Tokyo Century Corp	8,658	8,977	BBB
22	Walmart Inc	8,551	8,687	AA
23	Kemper Corp	8,490	9,090	BBB-
24	Oglethorpe Power Corp	8,455	9,384	BBB+
25	Broadcom Inc	8,411	8,672	BBB
	Total	$273,002	$284,389

	% of total fixed income portfolio	7.5%	7.3%

(1)
US$ denominated investments in issuers outside of the United States based on country of risk.
(2)
Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2020	2021	2022	2023	2024	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024

Recruits	400,345	349,374	359,735	361,925	445,425	93,540	86,124	92,269	89,992	110,710	96,563	142,655	95,497

Life-insurance licensed sales force, beginning of period	130,522	134,907	129,515	135,208	141,572	135,208	136,430	137,806	139,053	141,572	142,855	145,789	148,890
New life-licensed representatives	48,106	39,622	45,147	49,096	56,320	11,118	12,638	12,311	13,029	12,949	14,402	14,349	14,620
Non-renewal and terminated representatives	(43,721)	(45,014)	(39,454)	(42,732)	(46,281)	(9,896)	(11,262)	(11,064)	(10,510)	(11,666)	(11,468)	(11,248)	(11,899)
Life-insurance licensed sales force, end of period	134,907	129,515	135,208	141,572	151,611	136,430	137,806	139,053	141,572	142,855	145,789	148,890	151,611

Issued term life policies	352,868	323,855	291,918	358,860	370,396	84,561	96,953	88,589	88,757	86,587	100,768	93,377	89,664

Issued term life face amount	$109,436	$108,521	$103,822	$119,102	$122,233	$28,124	$32,203	$29,452	$29,322	$28,725	$33,155	$30,793	$29,560

Term life face amount in-force, beginning of period	$808,262	$858,818	$903,404	$916,808	$944,609	$916,808	$922,845	$934,867	$937,856	$944,609	$947,101	$950,880	$957,811
Issued term life face amount	109,436	108,521	103,822	119,102	122,233	28,124	32,203	29,452	29,322	28,725	33,155	30,793	29,560
Terminated term life face amount	(60,848)	(64,798)	(82,894)	(94,230)	(103,872)	(22,210)	(22,583)	(24,143)	(25,293)	(23,323)	(28,241)	(25,264)	(27,045)
Foreign currency impact, net	1,968	862	(7,524)	2,929	(9,387)	124	2,401	(2,320)	2,724	(2,911)	(1,134)	1,402	(6,744)
Term life face amount in force, end of period	$858,818	$903,404	$916,808	$944,609	$953,583	$922,845	$934,867	$937,856	$944,609	$947,101	$950,880	$957,811	$953,583

Estimated annualized issued term life premium
Premium from new policies	$303.6	$297.2	$271.9	$302.4	$318.0	$70.7	$82.0	$74.0	$75.6	$73.1	$86.7	$80.2	$78.1
Additions and increases in premium	68.9	77.0	76.7	74.3	74.7	18.2	19.7	18.7	17.7	18.1	19.9	18.8	17.9
Total estimated annualized issued term life premium	$372.5	$374.2	$348.5	$376.6	$392.7	$88.9	$101.7	$92.7	$93.3	$91.2	$106.5	$99.0	$96.0

Investment & Savings product sales	$7,842.5	$11,703.2	$10,009.0	$9,211.7	$12,078.9	$2,300.0	$2,381.6	$2,174.2	$2,355.9	$2,770.4	$3,082.9	$2,905.1	$3,320.5

Investment & Savings average client asset values	$69,709	$89,993	$87,193	$89,474	$105,742	$86,581	$88,813	$91,505	$90,995	$99,502	$102,993	$108,152	$112,323

Closed U.S. Mortgage Volume (brokered)	$442.5	$1,229.2	$567.2	$293.4	$397.4	$55.6	$82.2	$82.7	$72.9	$71.4	$99.6	$105.4	$121.0

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